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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 20, 2001

                                 MARITRANS INC.
              (Exact name of company as specified in its charter)


            Delaware                         1-9063                     51-0343903
(State or Other Jurisdiction of      (Commission File Number)        (I.R.S. Employer
Incorporation or Organization)                                      Identification No.)
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               Two Harbour Place
             302 Knights Run Avenue
                   Suite 1200
           Tampa, Florida 33602                       33602
  (Address of principal executive offices)          (Zip Code)



                                 (813) 209-0600
         (Telephone number, including area code, of agent for service)



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Item 5. Other Events

     On November 20, 2001, Maritrans Inc. entered into a new five-year financing agreement with a syndicate of financial institutions. Mellon Bank led the transaction and was joined by Fleet Bank, Hibernia Bank and SunTrust Bank.
The new facility consists of a $45 million term loan and a $40 million revolving credit facility. The new debt will have floating interest rates. The press release relating to the financing agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

            99.1 -- Press release dated November 27, 2001*



* Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MARITRANS INC.

Date:   November 28, 2001             By: /s/ Walter T. Bromfield
                                          -----------------------------------
                                          Walter T. Bromfield
                                          Treasurer and Controller